Exhibit 99.1

Horizon Quantum to Go Public in the U.S. Through Definitive Business Combination Agreement with
dMY Squared Technology Group

Transaction expected to significantly accelerate Horizon Quantum’s development of the software infrastructure to power the future of quantum computing

Transaction values Horizon Quantum at approximately US$503 million

SINGAPORE AND LAS VEGAS, NV, September 9, 2025 — Horizon Quantum Computing Pte. Ltd. (“Horizon Quantum”), a developer of advanced software tools that bridge the gaps between quantum hardware and applications, and dMY Squared Technology Group, Inc. (“dMY Squared”) (NYSE American: “DMYY”, “DMYY.U” and “DMYY.WS”), a publicly traded special purpose acquisition company sponsored by dMY Technology Group (“dMY Technology”), announced today that they have entered into a definitive business combination agreement. When the transaction closes, the publicly traded company will be named Horizon Quantum Holdings Ltd. and its Class A ordinary shares are expected to be listed on Nasdaq under the ticker “HQ”.

The anticipated quantum computing revolution could represent a significant technological shift, enabling machines to solve problems far beyond the limits of conventional computers. To date, much of the focus in the quantum computing industry has been on realizing the complex hardware necessary to implement quantum computation. No computer, however, is effective without software, and quantum computers are no exception. Recent and continuing advancements at the hardware level suggest that “quantum advantage” – the point at which quantum computing’s capabilities begin to surpass those of classical computing – could be achieved in the coming years.

Horizon Quantum’s software tech stack overcomes key barriers to effectively harness the growing capabilities of quantum computers:

●	Simplifying the creation of quantum software – Horizon Quantum was founded with the goal of enabling developers to harness quantum computing to solve hard computational problems. It has built an integrated development environment, Triple Alpha, which provides powerful tools for creating sophisticated quantum programs in a portable, hardware agnostic, manner.

●	Automating quantum acceleration – Quantum computers work in a fundamentally different manner from conventional computers, and any quantum advantage needs to come from exploiting quantum effects such as superposition and entanglement. Horizon Quantum is developing methods for automatically creating quantum-accelerated solutions starting from conventional software.

●	Realizing the full potential of quantum programing even on today’s hardware – Horizon Quantum’s runtime environment executes real program structure on a wide range of existing quantum computer hardware, supporting general control flow, hybrid classical–quantum execution, and dynamic resource management. Horizon Quantum has established a hardware testbed at its Singapore headquarters to further develop a real-time runtime environment, as the initial steps towards a true quantum operating system.

“Quantum computing hardware is making rapid progress, but realizing the full potential of the technology to solve real-world challenges will require more than just hardware,” said Dr. Joe Fitzsimons, Founder and CEO of Horizon Quantum. “By bringing together languages, compilers, and a cross-hardware runtime environment, we are building the software infrastructure needed to achieve quantum advantage across a broad range of applications and laying practical groundwork for a true quantum operating system.”

Dr. Fitzsimons continued, “By taking Horizon Quantum public now, we expect to significantly increase our access to capital and accelerate our technological development timeline to fully capitalize on the rapid advancements in quantum computing. We are thrilled to be partnering with the dMY Technology team, a SPAC sponsor with a proven track record of success and a long-time investor in the quantum computing market.”

Harry You, Chairman and CEO of dMY Squared, said, “We believe application development is a key component in driving broader adoption of quantum computers to address critical real-world challenges. We are excited to be partnering with the Horizon Quantum team, under Joe’s visionary leadership, to help make their mission of a common quantum software platform a reality. The goal of creating a quantum operating system and software stack is elemental and compelling from a technological and investment perspective.”

The transaction has been unanimously approved by the Board of Directors of dMY Squared, as well as the Board of Directors of Horizon Quantum, and is expected to close in the first quarter of 2026, subject to the satisfaction of customary closing conditions, including the approval of the shareholders of both dMY Squared and Horizon Quantum.

Advisors

Needham & Company, LLC, is serving as dMY Squared’s financial advisor. Ellenoff Grossman & Schole LLP is acting as legal counsel to Horizon Quantum and Rajah & Tann Singapore LLP is acting as Singapore legal counsel to Horizon Quantum. White & Case LLP is acting as legal counsel to dMY Squared and TCF Law Group, PLLC is acting as Massachusetts legal counsel to dMY Sqaured. ICR, LLC, is serving as dMY Squared’s strategic communications advisor.

About Horizon Quantum Computing

Horizon Quantum is developing a hardware-agnostic software platform that bridges the gaps between quantum hardware and applications. This platform makes quantum computing accessible to virtually any software developer, by removing the need for deep quantum expertise to develop applications and unleashing quantum’s potential.

Horizon Quantum was founded by Dr. Joe Fitzsimons in 2018, a former professor with two decades of experience in quantum computing and computational complexity theory. Horizon Quantum’s leadership team also includes Dr. Si-Hui Tan, Chief Science Officer, who holds a Ph.D. in Physics from MIT and has been actively involved in quantum research for the same period.

About dMY

dMY Squared is a special purpose acquisition company led by Chairman and CEO Harry You, an experienced SPAC sponsor and technology company executive who is a member of the Executive Committee of the board of directors of Broadcom and was lead independent director of IonQ. Previously, Mr. You was EVP, Office of the Chairman, at EMC and CFO of Oracle and Accenture. Mr. You has been involved in SPACs since 2015.

SPACs associated with dMY Technology, which was founded by Harry You and Niccolo de Masi, include: IonQ (NYSE: IONQ), Rush Street Interactive (NYSE: RSI), Genius Sports (NYSE: GENI), and Planet Labs (NYSE: PL). In February 2025, Niccolo de Masi became the President and Chief Executive Officer of IonQ, and accordingly stepped down from his positions with dMY Technology. dMY Technology focuses on bringing to the public markets companies with high growth and returns on invested capital, focused on unique, highly defensible business models. dMY Technology has been at the forefront of the SPAC market, bringing prominent strategic and financial investors as part of the going public process.

Additional Information and Where to Find It

In connection with the transaction, dMY Squared, Horizon Quantum Holdings Ltd. (“Holdco”) and Horizon Quantum will prepare, and Holdco and Horizon Quantum will file, a registration statement with the SEC, which will include a preliminary proxy statement of dMY Squared and a preliminary prospectus of Holdco with respect to the securities to be offered in the business combination. After the registration statement is declared effective, dMY Squared will mail a definitive proxy statement/prospectus to its shareholders as of a record date to be established for voting on the business combination. The registration statement, including the proxy statement/prospectus contained therein, will contain important information about the business combination and the other matters to be voted upon at a special meeting of dMY Squared’s shareholders. This press release does not contain all the information that should be considered concerning the business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. dMY Squared, Horizon Quantum and Holdco may also file other documents with the SEC regarding the business combination. dMY Squared’s shareholders and other interested persons are advised to read, when available, the registration statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the business combination, as these materials will contain important information about dMY Squared, Horizon Quantum, Holdco, and the business combination. The documents filed by dMY Squared, Horizon Quantum, and Holdco with the SEC also may be obtained free of charge upon written request to dMY Squared at dMY Squared Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

Participants in the Solicitation

Horizon Quantum, Holdco and dMY Squared and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of dMY Squared’s shareholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of dMY Squared’s directors and officers in dMY Squared’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on April 3, 2025 (the “dMY Annual Report”) or its Quarterly Report on Form 10-Q for the period ended June 30, 2025, filed with the SEC on August 27, 2025 (the “dMY Quarterly Report”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to dMY Squared’s shareholders in connection with the business combination will be set forth in the proxy statement/prospectus for the business combination when available. Information concerning the interests of Horizon Quantum’s, Holdco’s and dMY Squared’s participants in the solicitation, which may, in some cases, be different than those of their respective equityholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

Disclaimer

Past performance by Horizon Quantum’s or dMY Squared’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Horizon Quantum’s or dMY Squared’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Horizon Quantum or dMY Squared will, or are likely to, generate going forward.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” with respect to dMY Squared, Horizon Quantum and Holdco. The expectations, estimates, and projections of the businesses of Horizon Quantum and dMY Squared may differ from their actual results and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “anticipate,” “intend,” “may,” “will,” “could,” “should,” “potential,” and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements include, without limitation, expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination, and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and are subject to, without limitation, (i) known and unknown risks, including the risks and uncertainties indicated from time to time in the dMY Annual Report, dMY Quarterly Report, and registration statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by dMY Squared, Holdco or Horizon Quantum; (ii) uncertainties; (iii) assumptions; and (iv) other factors beyond dMY Squared’s, Holdco’s, or Horizon Quantum’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and dMY Squared, Holdco, and Horizon Quantum’s therefore caution against placing undue reliance on any of these forward-looking statements.

Many of these factors are outside of the control of Horizon Quantum, Holdco and dMY Squared and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination and the business combination agreement; (3) the inability to complete the business combination, including due to the failure to obtain approval of the shareholders of Horizon Quantum and dMY Squared or other conditions to closing the business combination; (4) Horizon Quantum’s ability to scale and grow its business, and the advantages and expected growth of Horizon Quantum; (5) the cash position of Horizon Quantum following closing of the business combination; (6) the inability to obtain or maintain the listing of Holdco’s securities on a stock exchange following the business combination; (7) the risk that the announcement and pendency of the business combination disrupts Horizon Quantum’s current plans and operations; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Holdco to grow and manage growth profitably and source and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws and regulations or political and economic developments; (11) the possibility that Horizon Quantum may be adversely affected by other economic, business and/or competitive factors; (12) Horizon Quantum’s estimates of expenses and profitability; (13) the amount of redemptions by dMY Squared’s public shareholders; and (14) other risks and uncertainties included in the “Risk Factors” sections of the dMY Annual Report, dMY Quarterly Report, and the registration statement and other documents filed or to be filed with the SEC by Horizon Quantum, Holdco and dMY Squared. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. Horizon Quantum, Holdco and dMY Squared do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investor & Media Contacts

Katie Creaser, ICR
Katie.Creaser@icrinc.com

Brian Denyeau, ICR

Brian.Denyeau@icrinc.com

Yanina Blaclard, Horizon Quantum

yanina@horizonquantum.com

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